SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934



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...............................Allion Healthcare, Inc............................
                (Name of Registrant as Specified in Its Charter)

.................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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



                             ALLION HEALTHCARE, INC.
                              33 WALT WHITMAN ROAD
                                   SUITE 200A
                       HUNTINGTON STATION, NEW YORK 11746

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 24, 2002

           The annual meeting of stockholders of Allion Healthcare, Inc. (the "Company") will be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on June 24, 2002, at 10:00 a.m., local time, for the following purposes:

     1. To elect three directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The nominees for election are John Pappajohn, Dr. Derace Schaffer and Michael P. Moran.

     2. To ratify an increase in the authorized capital stock from 5,000,000 shares of common stock to 20,000,000 shares of capital stock, consisting of 15,000,000 shares of common stock and 5,000,000 shares of preferred stock, which increase was previously approved by the written consent of the holders of the majority of outstanding shares of common stock.

     3. To approve amendments to the Company's restated certificate of incorporation, as amended: (i) to increase the number of authorized shares of common stock that may be issued by the Company from 15,000,000 to 80,000,000; (ii) to increase the number of authorized shares of preferred stock that may be issued by the Company from 5,000,000 to 20,000,000; and (iii) to delete Article EIGHTH of the Company's restated certificate of incorporation, as amended, which paragraph limits the Company's ability to take action by written consent of the stockholders.

     4.   To approve the Company's 2002 Stock Incentive Plan.

     5. To ratify the selection of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

     6. To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof is June 1, 2002. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of the Company.

                                             By Order of the Board of Directors

                                             Michael P. Moran
                                             Secretary

Huntington Station, New York
June 7, 2002

                             YOUR VOTE IS IMPORTANT.

           IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU
        ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS
       PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE.

                             ALLION HEALTHCARE, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 24, 2002


                                  INTRODUCTION

           These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Allion Healthcare, Inc., a Delaware corporation (the "Company"), for use at its annual meeting of stockholders to be held on June 24, 2002, at 10:00 a.m., at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, and at any adjournment or postponement of the annual meeting. These proxy materials were first mailed on or about June 7, 2002, to all stockholders entitled to vote at the annual meeting.

                               PURPOSE OF MEETING

           The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

           The Company's common stock, par value $.001 (the "Common Stock"), Series A Preferred Stock, par value $.001 per share (the "Series A Preferred"), and Series B Preferred Stock, par value $.001 per share (the "Series B Preferred"), are the only classes of security entitled to vote at the annual meeting. On June 1, 2002, the record date for determination of stockholders entitled to vote at the annual meeting, there were 3,100,000 shares of Common Stock outstanding, 512,500 shares of Series A Preferred outstanding and 666,668 shares of Series B Preferred outstanding.

           Each holder of record of Common Stock on June 1, 2002 is entitled to one vote for each share of Common Stock held on such date. Each holder of record of Series A Preferred and Series B Preferred on June 1, 2002 is entitled to one vote for each share of Common Stock issuable upon conversion of each share of Series A Preferred or Series B Preferred, as applicable. As of June 1, 2002, each outstanding share of Series A Preferred and Series B Preferred was convertible into one share of Common Stock.

           A majority of the shares of Common Stock, Series A Preferred and Series B Preferred voting together as a single class and represented in person or by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted in the election of directors. With respect to the election of directors, the nominees receiving the greatest number of affirmative votes will be elected.

           The action taken by the written consent of the majority of the holders of Common Stock in May 2000 to increase the authorized capital stock of the Company to 20,000,000 shares, consisting of 15,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, must be ratified by the majority of the shares of Common Stock outstanding. Accordingly, abstentions and broker non-votes can have the effect of preventing such ratification.

           The affirmative outstanding vote of a majority of the shares of Common Stock, Series A Preferred and Series B Preferred outstanding voting together as a single class and each of the Common Stock, Series A Preferred and Series B Preferred voting as a separate class will be required to approve the proposed amendments to the Company's restated certificate of incorporation, as amended. Accordingly, abstentions and broker non-votes can have the effect of preventing the approval of the proposed amendments to the Company's restated certificate of incorporation.

           With respect to the approval of the Company's 2002 Stock Incentive Plan and the ratification of the selection of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002, the affirmative vote of a majority of the shares of Common Stock, Series A Preferred and Series B Preferred voting together as a single class present or represented and voting at the annual meeting will constitute approval or ratification of such proposals, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Shares represented by proxies which are marked "abstain" will be counted as part of the total number of votes cast on such proposals, whereas broker non-votes will not be counted as part of the total number of votes cast on such proposals. Thus, abstentions will have the same effect as votes against any given proposal, whereas broker non-votes will have no effect in determining whether any given proposal has been approved by the stockholders.

PROXIES

           Whether or not you are able to attend the annual meeting, you are urged to complete and return the appropriate enclosed proxy card, which is solicited by the Board of Directors and which will be voted as you direct on your proxy card when properly completed. In the event no directions are specified, such proxies will be voted FOR the approval of proposals 1, 2, 3, 4 and 5 described in this Proxy Statement and in the discretion of the proxy holders as to other matters that may properly come before the annual meeting. You may revoke or change your proxy at any time before the annual meeting. To do this, deliver a written notice of revocation or another signed proxy card with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person.

SOLICITATION OF PROXIES

           The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxies, and any additional solicitation material furnished to stockholders.

           Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

                                     GENERAL

           At the annual meeting, the Company is nominating three candidates for election to the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees listed herein. Each nominee for director has consented to serve on the Board of Directors. If any (or all) such persons should be unavailable or unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select.

           The terms of office for each person elected as a director will continue until the next annual meeting of stockholders and until such director's successor has been elected and qualified. The three nominees who receive the greatest number of affirmative votes shall become directors.


           To the knowledge of the Company, no arrangement or understanding exists between any of such three nominees and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

NOMINEES FOR ELECTION

           The nominees for election to the Board of Directors are as follows:

           JOHN PAPPAJOHN, has served as a Director of the Company since 1996. Since 1969, Mr. Pappajohn has been the President and principal stockholder of Equity Dynamics, Inc., a financial consulting firm, and the sole owner of Pappajohn Capital Resources, a venture capital firm. Mr. Pappajohn has served on the board of directors of over 40 public companies and currently serves as a director of the following public companies: MC Informatics, Inc., PACE Health Management Systems, Inc. and Patient Infosystems, Inc. Mr. Pappajohn received his B.A. in Business from the University of Iowa. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the bankruptcy court on February 1, 1999. Mr. Pappajohn was a member of the Company's Board of Directors prior to, during and after the Company's bankruptcy reorganization.

           DERACE SCHAFFER, M.D., has served as a Director of the Company since 1996. Dr. Schaffer is a founder and director of Radiologix, Inc. Dr. Schaffer is the Chairman and CEO of the IDE Group, P.C., one of the radiology practices with which Radiologix has a contractual relationship. Dr. Schaffer is also CEO and President of the Lan Group, a venture capital firm. Dr. Schaffer is the founder and Chairman of Patient Infosystems, Inc., a public company. Dr. Schaffer is a member of the board of directors at Logisticare, Inc., a founder and director of Cardsystems, Inc., and founder and Chairman of MedEView, Inc. Dr. Schaffer is a board certified radiologist. He received his postgraduate radiology training at the Harvard Medical School and Massachusetts General Hospital, where he served as Chief Resident. Dr. Schaffer is a member of Alpha Omega Alpha, the national medical honor society, and is Clinical Professor of Radiology at the University of Rochester School of Medicine. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the bankruptcy court on February 1, 1999. Dr. Schaffer was a member of the Company's Board of Directors prior to, during and after the Company's bankruptcy reorganization.

           MICHAEL P. MORAN, has served as President, Chief Executive Officer, Chief Financial Officer and as a member of our Board of Directors since September 1997. From 1996 to September of 1997 Mr. Moran was a Regional Vice President at Coram Healthcare, Inc. From 1990 to 1996 Mr. Moran was a Regional Vice President at Chartwell Home Therapies, Inc. Prior to 1990, Mr. Moran held various sales and management positions at Critical Care America, Inc. Mr. Moran received a B.A. in management from Assumption College. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the bankruptcy court on February 1, 1999. Mr. Moran was a member of the Company's Board of Directors prior to, during and after the Company's bankruptcy reorganization.

      Information Concerning Nominees

      NAME                       AGE      PRINCIPAL POSITION WITH THE COMPANY
      ----                       ---      -----------------------------------
    John Pappajohn                73       Director
    Derace Schaffer, M.D.         53       Director
    Michael P. Moran              41       Director, President, Chief Executive
                                           Officer, Chief Financial Officer and
                                           Secretary

BOARD COMMITTEES AND MEETINGS

           During the fiscal year ended December 31, 2001, the Board of Directors held four meetings. During this period, each of the incumbent directors attended or participated in each meeting.

           Mr. Pappajohn and Dr. Schaffer serve on the Audit Committee and Compensation Committee of the Board of Directors. Each Committee met once during the fiscal year ended December 31, 2002. Mr. Pappajohn and Dr. Schaffer attended each meeting of the committees.

STOCKHOLDER APPROVAL REQUIRED

           The nominees receiving the greatest number of affirmative votes will be elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommend a vote FOR each of the nominees.

                                 PROPOSAL NO. 2:

             RATIFICATION OF CHARTER AMENDMENTS ADOPTED IN MAY 2000

           In May 2000, the Company amended its restated certificate of incorporation to increase its authorized capital stock to 20,000,000 shares, consisting of 15,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock in order to have sufficient shares available for equity financings. The amendment was approved by the holders of the majority of the outstanding shares of Common Stock acting by written consent. The Company's restated certificate of incorporation, as amended, however, provides that actions taken by the written consent of the stockholders must be unanimous. Accordingly, the Board of Directors recommends that at this meeting the stockholders ratify the May 2000 charter amendment.

           Subsequent to the approval of the May 2000 charter amendment by written consent, the Company issued shares of its preferred stock in equity financing transactions in which the Company received gross proceeds of $3,025,004. If the May 2000 charter amendment is not ratified by the holders of the Company's Common Stock, the Company will have to provide the preferred stockholders with shares of Common Stock or debt securities in lieu of the preferred stock, or the Company may have to refund the money paid by the holders of Preferred Stock for their shares.

STOCKHOLDER APPROVAL REQUIRED

           The affirmative vote of a majority of the shares of Common Stock outstanding is required to ratify such charter amendment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends a vote FOR the ratification of the May 2000 charter amendments.

                                 PROPOSAL NO. 3:

               APPROVAL OF ADDITIONAL AMENDMENTS TO THE COMPANY'S
                     RESTATED CERTIFICATE OF INCORPORATION

           The Board of Directors recommends that the stockholders approve the additional amendments to the Company's restated certificate of incorporation, as amended, described below. These amendments to the Company's restated certificate of incorporation, as amended, were approved unanimously by the Board of Directors at a meeting held on May 15, 2002. The Amendments approved by the Board of Directors are: (i) to amend Article FOURTH of the Company's restated certificate of incorporation, as amended, to increase the number of authorized shares of Common Stock that may be issued by the Company from 15,000,000 to 80,000,000; (ii) to amend Article FOURTH of the Company's restated certificate of incorporation, as amended, to increase the number of authorized shares of Preferred Stock that may be issued by the Company from 5,000,000 to 20,000,000; and (iii) to delete Article EIGHTH of the Company's restated certificate of incorporation, as amended,, which provides that no action may be taken by the written consent of the stockholders unless such written consent is unanimous.

           A copy of an amendment (the "Amendment") to the Restated Certificate of Incorporation of the Company, as proposed to be adopted, is attached hereto as Exhibit A.

           The Board of Directors deems it advisable and in the best interests of the Company to increase the Company's authorized capital stock. This will provide the Company with the flexibility to issue capital stock for proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt employee benefit plans or to reserve additional shares for issuance under such plans and to effect stock splits. The Company has no present intention to issues shares of its capital stock in consideration for acquisitions.

           There are no preemptive rights with respect to shares of Common Stock and Preferred Stock. The additional authorized shares of Common Stock and Preferred Stock would have the identical powers, preferences and rights as the shares now authorized, including the right to cast one vote per share and to receive dividends, if any. Under Delaware law, stockholders will not have any dissenters' or appraisal rights in connection with the amendments.

           While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board of Directors does not intend or view the increase in authorized common stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

           The Board of Directors is required to make any determination to issue capital stock based on the best interests of the Company. The Board of Directors may issue, without further action or approval of the stockholders (subject to limits imposed by applicable laws), additional shares of capital stock to the public, thereby increasing the number of shares that would have to be acquired to effect a change of control of the Company.

           The Board of Directors believes that Article EIGHTH, which requires unanimous written stockholder consent for any action taken at any annual or special meeting of the stockholders of the Corporation, limits the flexibility of the Company and hinders efficient corporate governance and believes it should be deleted.

           The effective date of the Amendment will be the date on which the Amendment is filed with the Secretary of State of the State of Delaware, which shall be on any date selected by the Board of Directors on or prior to the Company's next annual meeting of stockholders, but in no event later than such time. If, at any time prior to the effective date of the Amendment, the Board of Directors, in its sole discretion, determines that the Amendment is no longer in the Company's best interests and the interests of its stockholders, then the Amendment may be abandoned without further action by the stockholders. In addition, if the Amendment is approved by the stockholders and is subsequently not implemented by the Board of Directors on or prior to the Company's next annual meeting, then the Amendment will be deemed abandoned without further effect. In such case, the Board of Directors will again seek stockholder approval at a future date for the Amendment if it deems such Amendment to be advisable at that time.

STOCKHOLDER APPROVAL REQUIRED

           The affirmative vote of a majority of the shares of Common Stock, Series A Preferred and Series B Preferred voting together as a single class and each of the Common Stock, Series A Preferred and Series B Preferred voting as a separate class will be required to approve the Amendment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends a vote FOR approval of the Amendment.



                                 PROPOSAL NO. 4:

                    APPROVAL OF THE 2002 STOCK INCENTIVE PLAN

           The Company's stockholders are being asked to approve a new stock option plan, the Allion Healthcare, Inc. 2002 Stock Option Plan (the "2002 Plan"), for the Company's employees, officers and directors, and employees, officers and directors of the Company's subsidiaries, as well as certain consultants and advisors to the Company and its subsidiaries.

           The purpose of the 2002 Plan is to promote the interests of the Company and its subsidiaries by offering participants in the 2002 Plan the opportunity to participate in a special incentive program designed to attract highly-qualified and experienced individuals to serve the Company and to provide such individuals with significant incentives for their continued service to the Company.

           The principal terms and provisions of the 2002 Plan are summarized below. The summary is not, however, intended to be a complete description of all the terms of the 2002 Plan. A copy of the 2002 Plan, as proposed to be adopted, is attached hereto as Exhibit B.

           The 2002 Plan became effective upon adoption by the Board of Directors on May 15, 2002, subject to shareholder approval of this proposal. Upon the adoption of the 2002 Plan, no further option grants will be made under the Company's 1998 Stock Option Plan.

           Based upon the last sale of equity securities of the Company, the Company values the Common Stock at $3.00 per share, but the Common Stock is not listed or traded on any exchange or securities market and the actual market value of the Common Stock may be higher or lower.

SHARE RESERVE

           The aggregate number of shares of Common Stock available for grants under the 2002 Plan during its term will be 500,000 shares. The maximum aggregate number of shares of Common Stock underlying all grants to any single participant during the life of the 2002 Plan is 100,000 shares (subject to adjustment).

ADMINISTRATION

           The 2002 Plan is administered by a committee appointed by the Board of Directors. The committee will have the responsibility, in its sole discretion, to control, operate, manage and administer the 2002 Plan in accordance with its terms. The committee is authorized, subject to the provisions of the 2002 Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 2002 Plan and to make such determinations and interpretations and take such actions in connection with the 2002 Plan as it deems necessary or advisable.

ELIGIBLE PARTICIPANTS

           All of the Company's employees, officers and directors, and employees, officers and directors of the Company's subsidiaries, as well as certain consultants and advisors to the Company and its subsidiaries, will be eligible to participate in the 2002 Plan. The committee determines participation in the 2002 Plan, and the form, amount and other terms and conditions of any Awards (as defined below).

TYPES OF AWARDS

           The 2002 Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) restricted stock awards; and (4) performance awards (collectively, "Awards"). Certain Awards may constitute performance-based Awards that qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

           STOCK OPTIONS. Stock options granted under the 2002 Plan may be incentive stock options or non-qualified options. The exercise price of any option granted under the 2002 Plan cannot be lower than the fair market value of the Common Stock on the date of grant. Stock options granted under the 2002 Plan cannot be exercised after the tenth anniversary of their date of grant (and incentive stock options granted to a person who beneficially owns 10% or more of the Common Stock may not be exercised after the fifth anniversary of the date of grant), and the committee will otherwise determine when each stock option becomes vested and exercisable. A stock option's exercise price may be paid in cash or, in the discretion of the committee, by the delivery of shares of Common Stock then owned by the participant, or by a combination of these methods or such other methods as the committee deems appropriate.

           If a participant's employment or service as an employee, officer, director, advisor or consultant is terminated due to death or disability, all non-vested portions of the participant's stock options will be forfeited and all vested portions of the participant's stock options will remain exercisable until the earlier of (i) the end of the 12-month period following the date of death or termination of employment, or (ii) the date the stock options would otherwise expire. If the Company or any of its subsidiaries terminate a participant's employment for cause, all of the participant's stock options, whether vested or non-vested, will be forfeited. If a participant's employment is terminated for any other reason, all non-vested portions of the participant's stock options will be forfeited and all vested portions of the participant's stock options will remain exercisable until the earlier of (i) the end of the 90-day period following the termination of employment, or (ii) the date the stock options would otherwise expire. The exercisability of stock options after a termination of employment or service may also vary from the terms described above in individual stock option agreements.

           STOCK APPRECIATION RIGHTS. A stock appreciation right is a right to receive a payment, in cash, Common Stock, or a combination thereof, equal to the excess of (x) the fair market value, or other specified valuation (which shall not be greater than the fair market value), of a specified number of shares of the Common Stock on the date the right is exercised over (y) the fair market value, or other specified valuation (which shall not be less than fair market value), of such shares of our Common Stock on the date the right is granted. Each stock appreciation right shall be subject to such terms and conditions as the committee shall impose in its sole discretion.

           RESTRICTED STOCK AWARDS. A restricted stock award consists of a grant of shares of Common Stock that are subject to terms and conditions determined by the committee, including, without limitation, restrictions on the sale or other disposition of such shares and our right to reacquire such shares for no consideration upon termination of the participant's employment within specified periods. A participant who has been granted a restricted stock award will have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the committee determines otherwise on the date of grant.

           PERFORMANCE AWARDS. A performance award consists of a right to receive a specified number of shares of the Common Stock or cash at the end of a specified period, subject to such terms and conditions as the committee, in its sole discretion, determines appropriate - including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the performance awards that will be paid out or distributed to the participant who has been granted performance awards.

CHANGE IN CONTROL

           If the Company experiences a change in control, the committee, in its sole discretion, may determine that all or a portion of each outstanding Award shall become fully exercisable and vested, as applicable, upon a change in control of the Company or at such other date or dates that the committee may determine. In addition, the committee may determine that, upon the occurrence of a change in control of the Company, all or a portion of certain outstanding stock options and stock appreciation rights will terminate within a specified number of days, and each holder will receive, with respect to each share of the Common Stock subject to a stock option or stock appreciation right, an amount equal to the excess of the fair market value per share of the Common Stock immediately prior to the change in control over the exercise price per share of the stock option or stock appreciation right. Such amount will be payable in cash, property or in a combination thereof, as the committee determines. Also, the committee may provide that an Award may be assumed by any entity which acquires control of the Company, or that an Award may be substituted by a similar award under such entity's compensation plans.

OTHER TERMS OF AWARDS

           The 2002 Plan provides that Awards are generally not transferable otherwise than by will or the laws of descent and distribution; however, the committee may permit the transferability of a nonqualified stock option or stock appreciation right by a participant, as a gift to family members or certain entities established for the benefit of family members.

AMENDMENT, SUSPENSION AND TERMINATION; ADJUSTMENT OF AWARDS

           The Board of Directors may amend, suspend, or terminate the 2002 Plan at any time, provided that such action does not adversely change the terms and conditions of any outstanding Award without the participant's consent. No amendment of the 2002 Plan will, without the approval of our stockholders, increase the total number of shares which may be issued under the 2002 Plan, or increase the maximum number of shares that may be granted to any individual.

           The 2002 Plan contains provisions for equitable adjustment of Awards in the event of a merger, consolidation, reorganization, recapitalization, stock dividend stock split and other changes in capital structure.

NEW PLAN BENEFITS

           As of the date hereof, the Company has not determined the timing or amount of any future grants of Awards under the 2002 Plan.

FEDERAL INCOME TAX CONSEQUENCES

           The following discussion of the principal federal income tax consequences of options granted under the 2002 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, and is subject to change at any time (possibly with retroactive effect). The discussion is only intended to be a general summary, and does not address any state, local or non-U.S. taxes that may be applicable.

           INCENTIVE STOCK OPTIONS. An employee who receives an incentive stock option does not recognize any taxable income upon the grant of the option. Similarly, the exercise of an incentive stock option does not result in taxable income to the employee, provided that (i) the federal "alternative minimum tax" does not apply, which depends on the employee's own tax situation, and (ii) the employee is employed by the Company from the grant date of the option until three months prior to its exercise, (except in cases of termination of employment because disability or death, which allow longer post-employment exercises). If an employee exercises an incentive stock option after these requisite periods, the option will be treated as a nonqualified stock option.

           If an employee exercises an incentive stock option, and then holds the acquired shares until the later of (i) two years from the option's grant date, and (ii) one year after the transfer of the acquired shares (the "applicable holding period"), the employee will normally recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the acquired shares for the applicable holding period - thereby making a "disqualifying disposition" - the employee would generally realize ordinary income on the excess of the fair market value of the shares at the time the option was exercised over the exercise price, and any remaining income would be eligible for taxation as a long-term capital gain if the shares are held for a 12 month period.

           The Company will not be allowed a federal income tax deduction upon either the grant or the exercise of an incentive stock option, or upon a disposition of the acquired Common Stock after the applicable holding period. In the event of a disqualifying disposition, the Company will be allowed a deduction equal to the ordinary income recognized by the employee, provided that the income constitutes an ordinary and necessary business expense to the Company and the limitations of Sections 280G and 162(m) of the Code (described below) do not apply.

           NONQUALIFIED OPTIONS. Nonqualified stock options granted under the 2002 Plan are options that do not qualify as incentive stock options. An employee who receives a nonqualified option will not recognize any taxable income upon its grant. However, the employee will recognize ordinary income upon exercise of a nonqualified option equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any ordinary income recognized upon exercise of a nonqualified option will be subject to both wage withholding and employment taxes.

           Upon exercise of a nonqualified stock option, a federal income tax deduction will be allowed to the Company equal to the ordinary income recognized by the employee, provided that it constitutes an ordinary and necessary business expense to the Company and the limitations of Sections 280G and 162(m) of the Code (described below) do not apply.

           OTHER AWARDS. With respect to other Awards under the 2002 Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received.

           With respect to Awards under the 2002 Plan that are settled in shares of Common Stock that are restricted to transferability and subject to a substantial risk of forfeiture - absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election") - a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the "Restrictions") lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the Award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such Award, if any.

           The ordinary income recognized with respect to the receipt of cash, shares of Common Stock or other property under the 2002 Plan will be subject to both wage withholding and other employment taxes.

           The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

           CHANGE IN CONTROL. As described above, upon a change in control of the Company, all outstanding stock options under the 2002 Plan will become fully exercisable. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the 2002 Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, the individual's average annual compensation for the five complete years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code. A portion of any parachute payments would be non-deductible to the Company and would result in a 20% excise tax to the individual.

           CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction otherwise allowed with respect to stock options). One exception to this rule applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that stock options granted under the 2002 Plan will qualify for this performance-based compensation exception.

STOCKHOLDER APPROVAL REQUIRED

           The affirmative vote of a majority of the shares of Common Stock, Series A Preferred and Series B Preferred voting together as a single class present or represented and voting at the annual meeting will constitute approval the 2002 Stock Incentive Plan, provided that the shares voting affirmatively also constitute at least a majority of the required quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends a vote FOR the approval of the 2002 Plan.

                                 PROPOSAL NO. 5:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

           At the annual meeting, the stockholders are being asked to ratify the selection of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002. Holtz Rubenstein & Co., LLP served as the Company's independent public accountants for the fiscal year ended December 31, 2001.

           The reports of Holtz Rubenstein & Co., LLP on the financial statements of the Company for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the two years ended December 31, 2000 and December 31, 2001 and through the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Holtz Rubenstein & Co., LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Holtz Rubenstein & Co., LLP, would have caused it to make reference thereto in its report on the financial statements for such years.

           During the Company's two most recent fiscal years ended December 31, 2000 and 2001 and through the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone acting on its behalf consulted BDO Seidman, LLP regarding either the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has BDO Seidman, LLP provided to the Company a written report or oral advice regarding such principles or audit opinion.

           Neither representatives from Holtz Rubenstein & Co, LLP nor representatives from BDO Seidman, LLP will be present at the meeting.

           In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm for such fiscal year if the Board of Directors feels that such a change would be in the Company's and its stockholders best interests.

           Prior to May 16, 2002, the Company had not engaged BDO Seidman, LLP to provide any services to the Company. Accordingly, the Company did not pay any fees to BDO Seidman, LLP during 2001.

AUDIT FEES

           The aggregate fees billed by Holtz Rubenstein & Co., LLP for professional services rendered for (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, and (ii) the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $50,100.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

           The Company has not retained Holtz Rubenstein & Co., LLP to perform services in connection with (i) operating or supervising the operation of the Company's financial information system or managing the Company's local area network, or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as whole.

ALL OTHER FEES

           The aggregate fees billed by Holtz Rubenstein & Co., LLP for all other professional services rendered during the fiscal year ended December 31, 2001, other than as stated above under the caption Audit Fees, were $54,600. These fees include work performed by Holtz Rubenstein & Co., LLP with respect to tax compliance and financial due diligence.

           The Audit Committee has advised the Company that it has determined that the non-audit services rendered by Holtz Rubenstein & Co., LLP during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

SHAREHOLDER APPROVAL REQUIRED

           The affirmative vote of a majority of the shares of Common Stock, Series A Preferred and Series B Preferred voting together as a single class present or represented and voting at the annual meeting will constitute ratification of the selection of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of BDO Seidman, LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002.

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

           The Board of Directors has no knowledge of any other matters that may come before the annual meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournments thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxies in accordance with their best judgment.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

           The following table sets forth certain information as of March 31, 2002 regarding the beneficial ownership of the Company's capital stock by (i) each person known by the Company to own more than five percent of the Company's outstanding capital stock; (ii) each of the directors and named executive officer of the Company and (iii) all of the Company's directors and named executive officers as a group. The Company believes that each individual or entity named will have sole investment and voting power with respect to the shares indicated as beneficially owned by them, except as otherwise noted.



             Name(1)                Shares of      Percentage  Shares of   Percentage of  Shares of     Percentage of Percentage of
                                    Common Stock   of Common   Series A    Series A       Series B      Series B      all Classes(5)
                                                   Stock(2)    Preferred   Preferred      Preferred     Preferred
                                                               Stock       Stock(3)       Stock         Stock(4)
----------------------------------- -------------- ----------- ----------- -------------- ------------- ------------- --------------
Gary Kirke                          500,000(6)     13.89%      500,000     97.56%         --            --            10.46%
417 Locust Street
Des Moines, Iowa 50309
----------------------------------- -------------- ----------- ----------- -------------- ------------- ------------- --------------
Principal Life Insurance Company    333,334(7)     9.71%          --          --             333,334       50%           7.23%
711 High Street
Des Moines, IA  50392
----------------------------------- -------------- ----------- ----------- -------------- ------------- ------------- --------------
Gainesborough Investments, L.L.C.   333,334(7)     9.71%          --          --             333,334       50%           7.23%
420 Bedford Street
Suite 110
Lexington, MA  02420
----------------------------------- -------------- ----------- ----------- -------------- ------------- ------------- --------------
John Pappajohn                      1,377,911(8)   39.62%         --          --             --            --            29.59%
2116 Financial Center
Des Moines, IA  50309
----------------------------------- -------------- ----------- ----------- -------------- ------------- ------------- --------------
Michael P. Moran                    577,756(9)     15.71%         --          --             --            --            11.90%
33 Walt Whitman Road, Suite 200A
Huntington Station, NY 11746
----------------------------------- -------------- ----------- ----------- -------------- ------------- ------------- --------------
Derace Schaffer, M.D.               335,411(10)    10.70%         --          --             --            --            7.77%
3489 Elmwood Avenue
Rochester, NY  14610
----------------------------------- -------------- ----------- ----------- -------------- ------------- ------------- --------------
Edgewater Private Equity Fund II,   562,500        18.15%         --          --             --            --            13.15%
L.P.
900 N. Michigan Avenue, 14th Floor
Chicago, IL  60611
----------------------------------- -------------- ----------- ----------- -------------- ------------- ------------- --------------
Northwest Holdings, Ltd.            250,000        8.06%          --          --             --            --            5.84%
4th Floor, Bank of Nova Scotia
Building, P.O. Box 1068
Georgetown, Grand Cayman
Cayman Islands
----------------------------------- -------------- ----------------------- ---------------------------- ----------------------------
All officers and directors as a     2,291,078(11)  56.00%          0            0             0              0            43.47%
group
(3 persons)
----------------------------------- -------------- ----------------------- ---------------------------- ----------------------------


                                      -15-





 (1) This table is based upon information supplied by the officer, directors and principal shareholders and applicable filings made with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The number of shares for each person is calculated in accordance with the rules of the Securities and Exchange Commission and includes shares each person has the right to acquire within 60 days from March 31, 2002.

(2) Percentages are calculated on the basis of the amount of outstanding shares of Common Stock (3,100,000), plus for each person or group, any shares that person or group has the right to acquire within 60 days from March 31, 2002.

(3) Percentages are calculated on the basis of the amount of outstanding shares of Series A Preferred Stock (512,500), plus for each person or group, any shares that person or group has the right to acquire within 60 days from March 31, 2002.

(4) Percentages are calculated on the basis of the amount of outstanding shares of Series B Preferred Stock (666,668), plus for each person or group, any shares that person or group has the right to acquire within 60 days from March 31, 2002.

(5) Percentages are calculated on the basis of the amount of outstanding shares of Common Stock (3,100,000), Series A Preferred Stock (512,500) and Series B Preferred Stock (666,668) for a total of 4,279,168 shares, plus for each person or group, any shares that person or group has the right to acquire within 60 days from March 31, 2002.

(6) Includes 500,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred.

(7) Includes 333,334 shares of Common Stock issuable upon conversion of shares of Series B Preferred.

(8) Includes 375,000 shares held by Halkis, Ltd., a sole proprietorship owned by Mr. Pappajohn and 250,000 shares held by Thebes, Ltd., a sole proprietorship owned by Mr. Pappajohn's spouse. Mr. Pappajohn disclaims beneficial ownership of the shares owned by Halkis, Ltd. and Thebes, Ltd. Includes 35,411 shares of Common Stock issuable upon exercise of options and 342,500 shares of Common Stock issuable upon exercise of a warrant.

(9) Represents 577,756 shares of Common Stock issuable upon exercise of options.

(10) Includes 35,411 shares of Common Stock issuable upon exercise of options.

(11) Includes 991,078 shares of Common Stock issuable upon exercise of options and warrants.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and certain of its officers, and persons who beneficially own more than 10% percent of the Company's Common Stock (collectively, "Insiders"), to file reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission ("SEC"). Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

           Mr. John Pappajohn failed to file four Form 4 reports on a timely basis reporting the purchase of shares of Common Stock and the grant of options to purchase shares of Common Stock in February 1999; the grant of a warrant to purchase shares of Common Stock in January 2000; the exercise of options to purchase shares of Common Stock in February 2000; and the grant of options to purchase shares of Common Stock in December 2000. Mr. Derace Shaffer failed to file three Form 4 reports on a timely basis reporting the purchase of shares of Common Stock and the grant of options to purchase shares of Common Stock in February 1999; the exercise of options to purchase shares of Common Stock in March 2000; and the grant of options to purchase shares of Common Stock in December 2000. Mr. Michael P. Moran failed to file a Form 3 report and two Form 4 reports on a timely basis reporting his status as an officer and a director of the Company; the grant of options to purchase shares of Common Stock in February 1999; and the grant of options to purchase shares of Common Stock in January 2000. The Company expects that these late filings will be filed with the SEC shortly.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

           The following table sets forth all compensation received for services rendered to the Company in all capacities for the years ended December 31, 2001 and 2000 and for the period from February 1, 1999 through December 31, 1999, by Michael P. Moran, the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary. The Company has no other employees with policymaking responsibilities. Perquisites amounting in aggregate to the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer are not disclosed.



                                                       SUMMARY COMPENSATION TABLE

                                ANNUAL COMPENSATION                                   LONG TERM COMPENSATION
                       -----------------------------------------------------      -------------------------------
                                                                                               AWARDS
                                                                                  -------------------------------
                                                                     OTHER        RESTRICTED         SECURITIES
                                                                     ANNUAL         STOCK            UNDERLYING       ALL OTHER
                                                                  COMPENSATION      AWARDS          OPTIONS/SARS     COMPENSATION
                         YEAR       SALARY($)    BONUS($)              $              ($)                (#)             ($)

----------------------- ---------- ------------- --------------- ---------------- -------------- -----------------------
Michael P. Moran        2001       $217,231      $100,000              $0              $0                  0             $0
President, Chief
Executive Officer,      2000       $180,000      $0                    $0              $0               100,000          $0
Chief Financial
Officer, Director and   1999       $140,231      $64,231               $0              $0               500,000          $120,000(1)
Secretary


(1) Represents commission earned for sale of the Company's Houston operations, which was not paid to Mr. Moran during 1999. This commission was paid to Mr. Moran in 2000.

OPTION GRANTS IN LAST FISCAL YEAR

           Mr. Moran, the Company's sole Named Executive Officer, did not receive any option grants for the year ended December 31, 2001.

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

           The following table sets forth the number of exercisable and unexercisable options held by Mr. Moran, the Company's sole Named Executive Officer at December 31, 2001. No shares of Common Stock were acquired upon exercise of stock options by Mr. Moran during fiscal year 2001. The option value was based upon unregistered sales of the Company's Series B Preferred Stock consummated in October 2001 at an offering price of $3.00 per share.

                                                                 Number of Securities              Value of Unexercised In-the-Money
                    Shares acquired on                           Underlying Unexercised            Options at Fiscal Year End
Name                exercise (#)           Value Realized ($)    Options at Fiscal Year-End        Exercisable/Unexercisable ($)
                                                                 Exercisable/Unexercisable (#)

Michael P. Moran             --                     --                566,667/33,333                    1,700,001/99,999

------------------------------------------------------------------------------------------------------------------------------------


1998 STOCK OPTION PLAN

           BACKGROUND. The Company's 1998 Stock Option Plan (the "1998 Plan") was adopted pursuant to a confirmation of a plan of reorganization adopted on February 1, 1999. The 1998 Plan authorizes the grant of options to purchase up to 1,250,000 shares of Common Stock. As of March 31, 2002, incentive stock options to purchase 1,001,400 shares are outstanding under this plan, and these options have exercise prices ranging from $0.175 to $3.00 per share. No further options will be granted under this plan.

           STOCK OPTIONS. The 1998 Plan provides for the discretionary grant of incentive stock options, within the meaning of Section 422 of the Code, to employees and for the grant of nonstatutory stock options to employees, non-employee directors and consultants and other independent contractors providing services to us.

           ADMINISTRATION. The 1998 Plan provides that it may be administered by the Company's Board of Directors or a committee of two or more members of the Board of Directors. The administrator has the power to determine who receives option grants and the terms of the options granted, including exercise price, the number of shares subject to each option and the exercisability thereof. The administrator also has the authority to cancel and regrant options. Until recently the Company's Board of Directors administered the 1998 Plan. Currently the 1998 Plan is administered by our compensation committee.

           STOCK OPTIONS. The exercise price of all incentive stock options granted under the 1998 Plan must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of nonstatutory stock options granted under the 1998 Plan must be at least equal to 85% of the fair market value of the common stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any incentive stock option granted to such a participant must be at least equal to 110% of the fair market value of the common stock on the grant date, and the term of any such incentive stock option must not exceed five years. The term of all other options granted under the 1998 Plan may not exceed ten years.

           CHANGE IN CONTROL. The 1998 Plan provides that, in the event we merge with or into another company in which more than 50% of the surviving company is not owned by our shareholders before such merger, or in the event of a liquidating sale of all or substantially all of our assets, the administrator shall accelerate the vesting of each outstanding option under the 1998 Plan unless the options are assumed by a successor or replaced with a comparable cash incentive program.

           OTHER TERMS OF OPTIONS. Options granted under the 1998 Plan are generally not transferable by the optionee, and each option is exercisable during the lifetime of the optionee only by such optionee. Options granted under the 1998 Plan must generally be exercised within three months after the optionee ceases to be an employee, director or consultant, or within one year after such optionee's termination of service by reason of disability or death, but in no event later than the expiration of the option's term.

           Unless terminated sooner, the 1998 Plan will automatically terminate on February 1, 2009. The Board of Directors also has the authority to amend, suspend or terminate the 1998 Plan, provided that no such action may adversely affect any outstanding option grants or increase the authorized shares under the 1998 Plan without shareholder approval.

DIRECTOR COMPENSATION

           The Company does not have a formal policy regarding the granting of stock options to its directors. The Company's non-employee directors have each been granted options to purchase 50,000 shares of Common Stock pursuant to the Company's 1998 Stock Option Plan as compensation for serving on the Company's Board of Directors. The options have an exercise price equal to $2.00 per share, the fair market value as of the date of grant, and vest monthly over a two year period with the first installment vesting on January 5, 2001, so long as the director remains a member of the Company's Board of Directors. The Company's non-employee directors receive no other compensation for their service as directors.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

           The Audit Committee of the Board of Directors of the Company is comprised of the two directors whose names appear at the end of the report of the Audit Committee. Mr. Pappajohn, a member of the Audit Committee, may not be deemed to be an independent director, as defined in Rule 4200 of the NASD Manual, due to the size of his holdings in the Company and the warrants granted to him by the Board of Directors.

           The Audit Committee has reviewed and discussed the Company's audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2001. Management has confirmed to the Audit Committee that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with generally accepted accounting principles.

           The members of the Audit Committee have discussed with Holtz Rubenstein & Co., LLP, the Company's independent auditors for the year ended December 31, 2001, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires the Company's independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including information with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

           The Audit Committee has received from Holtz Rubenstein & Co., LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Holtz Rubenstein & Co., LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Holtz Rubenstein & Co., LLP has discussed its independence with the Audit Committee, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

           Based on the review and discussions described above with respect to the Company's audited financial statements for the year ended December 31, 2001, the Audit Committee has recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

           As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                                             JOHN PAPPAJOHN
                                                             DR. DERACE SCHAFFER

                              STOCKHOLDER PROPOSALS

           Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission and with the Company's By-laws. Any such proposal for the 2003 annual meeting of stockholders must comply with applicable regulations. The Company intends to hold its 2003 annual meeting of stockholders in May 2003. Accordingly, stockholder proposals must be received by the Secretary, Allion Healthcare, Inc., 33 Walt Whitman Road, Suite 200A, Huntington Station, New York 11746, as follows:

           (i) to be eligible for inclusion in the Company's proxy statement and form of proxy, it must be received no later than February 7, 2003; or

           (ii) to be eligible to be presented from the floor for vote at the meeting (but not intended for inclusion in the Company's proxy materials), it must be received by April 23, 2003.

                                 ANNUAL REPORTS

           A copy of the Company's annual report on Form 10-KSB is being mailed to each stockholder of record along with this Proxy Statement. Such report is not part of the Company's soliciting material.

                                  OTHER MATTERS

           The Board of Directors knows of no other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Michael P. Moran
                                       Secretary

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             ALLION HEALTHCARE, INC.

                UNDER SECTION 242 OF THE GENERAL CORPORATION LAW

                        --------------------------------

           ALLION HEALTHCARE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

           1. The board of directors of the Corporation, by the affirmative vote of all of its directors at a meeting duly held, duly adopted resolutions proposing and declaring advisable, in accordance with Section 242 of the General Corporation Law of the State of Delaware, the following amendments to the Restated Certificate of Incorporation:

           RESOLVED, that the Restated Certificate of Incorporation of Allion Healthcare, Inc., as amended, be amended further by changing the Article thereof numbered "FOURTH" so that, said Article shall be amended and restated in its entirety as follows:

                     "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred million (100,000,000) shares, consisting of eighty million (80,000,000) shares of Common Stock, par value $.001 per share, and twenty million (20,000,000) shares of Preferred Stock, par value $.001 per share. Preferred Stock may be issued from time to time (1) in one or more Series, with such distinctive serial designations; and (2) may have such voting powers, full or limited, or may be without voting powers; and (3) may be subject to redemption at such time or times and at such prices; and (4) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or assets of the Corporation; and (5) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (6) shall have such other relative, participating, optional and other special rights and qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock from time to time adopted by the Board of Directors pursuant to authority to do so which is hereby vested in the Board of Directors."

           ; and it is

           FURTHER RESOLVED, that the Restated Certificate of Incorporation of Allion Healthcare, Inc., as amended, be amended further by deleting in its entirety the Article thereof numbered "EIGHTH".

           2. The aforesaid amendments were duly adopted by the affirmative vote of a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon in accordance with Section 242 of the General Corporation Law of the State of Delaware.

           IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Michael P. Moran, its President, this __ day of June, 2002.

                                                    ALLION HEALTHCARE, INC.



                                                    By:________________________
                                                       Name: Michael P. Moran
                                                       Title:  President

                                                                       EXHIBIT B

                             ALLION HEALTHCARE, INC.
                            2002 STOCK INCENTIVE PLAN

           1. PURPOSE. The purpose of the Allion Healthcare, Inc. 2002 Stock Incentive Plan (the "Plan") is to provide (i) key employees of Allion Healthcare, Inc. (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) members of the Board of Directors of the Company (the "Board"), with the opportunity to acquire shares of the Common Stock of the Company ("Common Stock") or receive monetary payments based on the value of such shares. The Company believes that the Plan will enhance the incentive for Participants (as defined in Section 3) to contribute to the growth of the Company, thereby benefiting the Company and the Company's shareholders, and will align the economic interests of the Participants with those of the shareholders.

           2. ADMINISTRATION.

           (a) COMMITTEE. The Plan shall be administered and interpreted by a compensation committee (the "Committee"). The Committee may consist of two or more members of the Board who are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or such other members of the Board.

           (b) AUTHORITY OF COMMITTEE. The Committee has the sole authority, subject to the provisions of the Plan, to (i) select the employees and other individuals to receive Awards (as defined in Section 4) under the Plan, (ii) determine the type, size and terms of the Awards to be made to each individual selected, (iii) determine the time when the Awards will be granted and the duration of any applicable exercise and vesting period, including the criteria for exercisability and vesting and the acceleration of exercisability and vesting with respect to each individual selected, and (iv) deal with any other matter arising under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. All powers of the Committee shall be executed in its sole discretion and need not be uniform as to similarly situated individuals. Any act of the Committee with respect to the Plan may only be undertaken and executed with the affirmative consent of at least two-thirds of the members of the Committee.

           (c) RESPONSIBILITY OF COMMITTEE. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee of the Company. The Company shall indemnify members of the Committee and any employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties under the Plan, except in circumstances involving his or her bad faith, gross negligence or willful misconduct.

           (d) DELEGATION OF AUTHORITY. The Committee may delegate to the President of the Company the authority to (i) make grants under the Plan to employees of the Company and its subsidiaries who are not subject to the restrictions of
                  Section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of Section 162(m) of the Code, and (ii) execute and deliver documents or take any other ministerial actions on behalf of the Committee with respect to Awards. The grant of authority under this Subsection 2(d) shall be subject to such conditions and limitations as shall be determined by the Committee in accordance with applicable law. If the President makes grants pursuant to the delegated authority under this Subsection 2(d), references in the Plan to the "Committee" as they relate to making such grants shall be deemed to refer to the President.

           3. PARTICIPANTS. All employees, officers and directors of the Company and its subsidiaries (including members of the Board who are not employees), as well as consultants and advisors to the Company or its subsidiaries, are eligible to participate in the Plan. Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the employees, officers, directors and consultants and advisors who may participate in the Plan ("Participants"). Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion, and designation as a person to receive Awards in any year shall not require the Committee to designate such a person as eligible to receive Awards in any other year.

           4. TYPES OF AWARDS. Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards, and (d) Performance Awards (each as described below, and collectively, "Awards"). Awards may constitute Performance-Based Awards, as described in Section 10. Each Award shall be evidenced by a written agreement between the Company and the Participant (an "Agreement"), which need not be identical between Participants or among Awards, in such form as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any Agreement, the provisions of the Plan shall prevail.

           5. COMMON STOCK AVAILABLE UNDER THE PLAN. The aggregate number of shares of Common Stock that may be subject to Awards shall be 500,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 11 hereof. The maximum number of shares of Common Stock with respect to which Awards may be granted to any individual Participant shall be 100,000 shares. Any share of Common Stock subject to an Award that for any reason is cancelled or terminated without having been exercised or vested shall again be available for Awards under the Plan; provided, however, that any such availability shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards and shall not apply for purposes of determining the maximum number of shares subject to Awards that any individual Participant may receive.

           6. STOCK OPTIONS. Stock Options will enable a Participant to purchase shares of Common Stock upon set terms and at a fixed purchase price. Stock Options may be treated as (i) "incentive stock options" within the meaning of
Section 422(b) of the Code ("Incentive Stock Options"), or (ii) Stock Options which do not constitute or otherwise fail to qualify as Incentive Stock Options ("Nonqualified Stock Options"). Each Stock Option shall be subject to the terms, conditions and restrictions consistent with the Plan as the Committee may impose, subject to the following limitations:

           (a) EXERCISE PRICE. The exercise price per share (the "Exercise Price") of Common Stock subject to a Stock Option shall be determined by the Committee and shall not be less than the Fair Market Value (as defined in Section 15) of a share of Common Stock on the date the Stock Option is granted.

           (b) PAYMENT OF EXERCISE PRICE. The Exercise Price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock that have been owned by the Participant for at least six months, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Exercise Price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may also prescribe any other method of paying the Exercise Price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by the Participant, providing the Company with a notarized statement attesting to the number of shares owned for at least six months, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option.

           (c) EXERCISE PERIOD. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall determine, as set forth in the related Agreement.

           (d) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who, at the time of the grant, are employees of the Company or a parent or subsidiary of the Company. The aggregate Fair Market Value of the Common Stock (determined as of the date of the grant) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to a Participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such Incentive Stock Option is prohibited by its terms after the expiration of five years from its date of grant.

           (e)    TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH.

(1) Except as provided below or in an Agreement, a Stock Option may only be exercised while the Participant is employed by, or providing service to, the Company, as an employee, member of the Board or advisor or consultant. In the event that a Participant ceases to be employed by, or provide service to, the Company for any reason other than Disability (as defined in Paragraph (5) below), death or termination for Cause (as defined in Paragraph (5) below), any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within 90 days after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option. Except as otherwise provided by the Committee, any Stock Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(2) In the event the Participant ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Stock Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Company, or after the Participant's termination of employment or service, any Stock Option held by the Participant shall immediately terminate. In the event the Committee determines that the Participant has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Stock Options, the Participant shall automatically forfeit all shares underlying any exercised portion of a Stock Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares (subject to any right of setoff by the Company).

(3) In the event the Participant ceases to be employed by, or provide service to, the Company because the Participant is Disabled, any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option.

(4) If the Participant dies while employed by, or providing service to, the Company, any Stock Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option.

(5)        For purposes of this Section 6(e):

                  (A) The term "Company" shall mean the Company and its subsidiary corporations.

                  (B) "Disability" or "Disabled" shall mean a Participant's becoming disabled within the meaning of Section 22(e)(3) of the Code.

                  (C) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Participant has breached any provision of his or her terms of employment or service contract with the Company, including without limitation covenants against competition, or has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

           7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall provide a Participant with the right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the Fair Market Value of such shares on the date of grant, or other specified valuation (which shall be no less than the Fair Market Value on the date of grant). Each Stock Appreciation Right shall expire no more than ten years from its date of grant, and shall be subject to such other terms and conditions as the Committee shall deem appropriate, including, without limitation, provisions for the forfeiture of the Stock Appreciation Right for no consideration upon termination of employment.

           8. RESTRICTED STOCK AWARDS. Restricted Stock Awards shall consist of Common Stock issued or transferred to Participants with or without other payments therefor as additional compensation for services to the Company. Restricted Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the Participant's employment within specified periods or prior to becoming vested. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by a Restricted Stock Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Restricted Stock Award shall specify whether the Participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

           9. PERFORMANCE AWARDS. Performance Awards shall provide a Participant with the right to receive a specified number of shares of Common Stock or cash at the end of a specified period. The Committee shall have complete discretion in determining the number, amount and timing of Performance Awards granted to each Participant. The Committee may condition the payment of Performance Awards upon the attainment of specific performance goals or such other terms and conditions as the Committee deems appropriate, including, without limitation, provisions for the forfeiture of such payment for no consideration upon termination of the Participant's employment prior to the end of a specified period.

           10. PERFORMANCE-BASED AWARDS. Certain Awards granted under the Plan may be granted in a manner such that they qualify for the performance based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards are to be based upon one or more of the following factors: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models and comparisons with various stock market indices; reduction in costs; or any combination of the foregoing. With respect to Performance-Based Awards that are not Stock Options or Stock Appreciation Rights based solely on the appreciation in the Fair Market Value of Common Stock after the grant of the Award, (i) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply, no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed), (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied, and (iii) the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal. After establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

           11. ADJUSTMENTS TO AWARDS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, or in the event of any distribution to stockholders of other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Awards or the number of shares of Common Stock that are subject to Awards, such adjustment shall be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

           12. CHANGE IN CONTROL.

           (a) EFFECT. In its sole discretion, the Committee may determine that, upon the occurrence of a Change in Control (as defined below), all or a portion of each outstanding Award shall become exercisable in full (if applicable, and whether or not then exercisable) upon the Change of Control or at such other date or dates that the Committee may determine, and that any forfeiture and vesting restrictions thereon shall lapse on such date or dates. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Stock Option and Stock Appreciation Right shall terminate within a specified number of days after notice to the Participant thereunder, and each such Participant shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

           (b) DEFINED. For purposes of this Plan, a Change in Control shall be deemed to have occurred if:

           (1) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company;

           (2) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, any employee benefit plan of the Company or its subsidiaries, and their affiliates;

           (3) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company; or

           (4) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

           For purposes of this Section 12(b), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. Also for purposes of this Subsection 12(b), Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (1) the Company or any of its subsidiaries; (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (3) an underwriter temporarily holding securities pursuant to an offering of such securities; or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

           13. TRANSFERABILITY OF AWARDS. Except as provided below, a Participant's rights under an Award may not be transferred or encumbered, except by will or by the laws of descent and distribution or, in the case of Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order (as defined under Section 414(p) the Code). The Committee may provide, in an Agreement for a Nonqualified Stock Option, for its transferability as a gift to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

           14. MARKET STAND-OFF.

           (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration, if required by the Committee, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Common Stock without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters, but in no event shall such period exceed one hundred eighty (180) days.

           (b) A Participant shall be subject to the Market Stand-Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

           (c) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

           15. FAIR MARKET VALUE. If Common Stock is publicly traded, then the "Fair Market Value" per share shall be determined as follows: (1) if the principal trading market for the Common Stock is a national securities exchange or the NASDAQ National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (2) if the Common Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Common Stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as reasonably determined by the Committee.

           16. WITHHOLDING. All distributions made with respect to an Award shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. The Company may require a Participant to remit to it or to the subsidiary that employs a Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due to the Participant as the Company shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award by electing to have the Company withhold shares of Common Stock having a Fair Market Value that is not in excess of the amount of tax to be withheld.

           17. SHAREHOLDER RIGHTS. A Participant shall not have any of the rights or privileges of a holder of Common Stock for any Common Stock that is subject to an Award, including any rights regarding voting or the payment of dividends (except as expressly provided under the terms of the Award), unless and until a certificate representing such Common Stock has been delivered to the Participant.

           18. TENURE. A Participant's right, if any, to continue to serve the Company or its subsidiaries as a director, officer, employee, consultant or advisor shall not be expanded or otherwise affected by his or her designation as a Participant.

           19. NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash shall be paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           20. DURATION, AMENDMENT AND TERMINATION. No Award may be granted more than ten years after the Effective Date (as described in Section 22). The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the amendment would (i) increase the total number of shares which may be issued under the Plan or (ii) increase the maximum number of shares which may be issued to any individual Participant under the Plan. No amendment or suspension of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.

           21. GOVERNING LAW. This Plan, Awards granted hereunder and actions taken in connection with the Plan shall be governed by the laws of the State of Delaware regardless of the law that might otherwise apply under applicable principles of conflicts of laws.

           22. EFFECTIVE DATE. This Plan shall be effective as of May 15, 2002, which is the date as of which the Plan was adopted by the Board, provided that the Plan is approved by the shareholders of the Company at the meeting of shareholders to be held on June 24, 2002, and such approval of shareholders shall be a condition to the right of each Participant to receive an Award hereunder.

                                      PROXY

                             ALLION HEALTHCARE, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 24, 2002
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             ALLION HEALTHCARE, INC.

           The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on June 24, 2002 and the proxy statement, and appoints Michael P. Moran and Daniel Horan or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock or Preferred Stock of Allion Healthcare, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the 2002 annual meeting of stockholders of the Company to be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on June 24, 2002 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth below.

1. TO ELECT DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

        _____ FOR all nominees listed below (except as marked to the contrary below).
                     Nominees:            John Pappajohn
                                          Derace Schaffer, M.D.
                                          Michael P. Moran

        _____ WITHHOLD AUTHORITY to vote for all nominees listed above.

           TO WITHHOLD AUTHORITY TO VOTE for any nominee or nominees, write the name of such nominee or nominees below:



2. TO RATIFY AN INCREASE IN THE AUTHORIZED CAPITAL STOCK FROM 5,000,000 SHARES OF COMMON STOCK TO 20,000,000 SHARES, CONSISTING OF 15,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK. (TO BE APPROVED BY HOLDERS OF COMMON STOCK ONLY)

           _____     FOR          _____     AGAINST         _____      ABSTAIN

3. TO APPROVE AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO (I) TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK THAT MAY BE ISSUED BY THE COMPANY FROM 15,000,000 TO 80,000,000; (II) TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK THAT MAY BE ISSUED BY THE COMPANY FROM 5,000,000 TO 20,000,000; AND (III) TO DELETE ARTICLE EIGHTH OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, WHICH PARAGRAPH LIMITS THE COMPANY'S ABILITY TO TAKE ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS.

           _____     FOR          _____     AGAINST         _____      ABSTAIN

4.      TO APPROVE THE ALLION HEALTHCARE, INC. 2002 STOCK INCENTIVE PLAN

           _____     FOR          _____     AGAINST         _____      ABSTAIN

5. TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

           _____     FOR          _____     AGAINST         _____      ABSTAIN

           The board of directors recommends a vote FOR the directors listed above in proposal 1 and a vote FOR all other proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above in proposal 1 and FOR all other proposals.

                            NOTE ADDRESSCHANGE BELOW

           Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other representative capacity, sign name and title.


                          Signature:
                                    --------------------------------------------


                          Date:
                               -------------------------------------------------


                          Signature:
                                    --------------------------------------------


                          Number of Shares of Common Stock:
                                                           ---------------------


                          Number of Shares of Series A Preferred  Stock:
                                                                        --------


                          Number of Shares of Series B Preferred Stock:
                                                                       ---------